EXHIBIT 4.6

COMMON STOCK	[COMSYS LOGO]	COMMON STOCK
Shares
CIP

COMSYS IT PARTNERS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR

CERTAIN DEFINITIONS

CUSIP 20581E 10 4

SPECIMEN

THIS CERTIFIES THAT                              IS THE REGISTERED HOLDER OF              FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF COMSYS IT PARTNERS, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid unless countersigned registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[SEAL OF COMSYS IT

    PARTNERS, INC.]

COUNTERSIGNED AND REGISTERED:

    WACHOVIA BANK, N.A. (Charlotte, NC)

TRANSFER AGENT AND REGISTRAR

BY:
	AUTHORIZED SIGNATURE	PRESIDENT	SENIOR VICE PRESIDENT
AND SECRETARY

COMSYS IT Partners, Inc.

COMMON STOCK

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common
TEN ENT	—	as tenants by the entireties
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT	—		Custodian
		(Cust)	(Minor)
under Uniform Gifts to Minors Act
(State)
UNIF TRF MIN ACT	—		Custodian (until age )
(Cust)
under Uniform Transfers to Minors
(Minor)
Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                 shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                          Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

SIGNATURE
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED

The signature should be guaranteed by a brokerage firm or a financial institution that is a member of a securities Medallion program, such as Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) or New York Stock Exchange, Inc. Medallion Signature Program (MSP).